Determination of Fair Value	12 Months Ended
Dec. 31, 2020
Disclosure of determination of fair value [Abstract]
Determination of Fair Value
Note 4 – Determination of Fair Value

A.	Derivatives and Long-term investment

See Note 30 Financial Instruments.

B.	Non-derivative financial liabilities

Non-derivative financial liabilities are measured at their respective fair values, at initial recognition and for disclosure purposes, at each reporting date. Fair value for disclosure purposes, is determined based on the quoted trading price in the market for traded debentures, whereas for non-traded loans, debentures and other financial liabilities is determined by discounting the future cash flows in respect of the principal and interest component using the market interest rate as at the date of the report.